UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 9, 2012

Generac Holdings Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34627	20-5654756
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

S45 W29290 Hwy. 59 Waukesha, Wisconsin	53187
(Address of principal executive offices)	(Zip code)

(262) 544-4811

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                             Entry into a Material Definitive Agreement.

On February 9, 2012, Generac Power Systems, Inc. (the “Borrower”), a wholly owned subsidiary of Generac Holdings Inc. (the “Company”), entered into a Credit Agreement (the “Credit Agreement”), among the Borrower, Generac Acquisition Corp., the lenders party thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as Administrative Agent, Goldman Sachs Credit Partners L.P. and Merrill Lynch, Pierce, Fenner & Smith LLP, as syndication agents, and RBS Citizens, N.A., PNC Bank, National Association, Mizuho Corporate Bank, Ltd., Sumitomo Mitsui Banking Corporation and Bank of Montreal, as Documentation Agents.

The Credit Agreement provides for borrowings under a revolving credit facility, a tranche A term loan facility and a tranche B term loan facility. Such borrowings are secured by associated collateral agreements which pledge virtually all assets of the Borrower. The Credit Agreement requires the Borrower, among other things, to meet certain financial and nonfinancial covenants and maintain a consolidated net leverage ratio not exceeding certain agreed levels and an interest coverage ratio not to decline below certain agreed levels.

The revolving credit facility and tranche A term loan facility initially bear interest at rates based upon either a base rate plus an applicable margin of 1.25% or adjusted LIBOR rate plus an applicable margin of 2.25%. The tranche B term loan facility bears interest at rates based upon either a base rate (which, with respect to such tranche B term loan facility, will not be less than 2.00%) plus an applicable margin of 1.75% or adjusted LIBOR rate (which, with respect to such tranche B term loan facility, will not be less than 1.00%) plus an applicable margin of 2.75%. In subsequent periods, the revolving credit facility and the Tranche A term loan facility will bear interest at rates based upon either a base rate plus an applicable margin ranging from 0.75% to 1.50% or adjusted LIBOR rate plus an applicable margin ranging from 1.75% to 2.50%, each determined based on a leverage ratio.

The Credit Agreement restricts the circumstances in which distributions and dividends can be paid by the Borrower. Payments can be made by the Borrower to the Company for certain expenses such as operating expenses in the ordinary course and dividends can be used to repurchase equity interests, subject to limitation in certain circumstances. Additionally, the Credit Agreement restricts the aggregate amount of dividends and distributions that can be paid and, in certain circumstances, requires the maintenance of certain leverage ratios in order to pay certain dividends or distributions.

The Credit Agreement contains customary events of default, including, among others, nonpayment of principal, interest or other amounts, failure to perform covenants, inaccuracy of representations or warranties in any material respect, cross-defaults with other material indebtedness, certain undischarged judgments, the occurrence of certain ERISA or bankruptcy or insolvency events or the occurrence of a Change in Control (as defined in the Credit Agreement). Upon an event of default under the Credit Agreement, the Lenders may declare the loans and all other obligations under the Credit Agreement immediately due and payable and require the Borrower to cash collateralize the outstanding letter of credit obligations. A bankruptcy or insolvency event causes such obligations to automatically become immediately due and payable.

Proceeds received by the Company from loans made under the Credit Agreement were used to repay the Company’s previous credit facility comprised of a revolving credit facility and a first-lien term loan, which were scheduled to mature in November 2012 and November 2013, respectively, and for general corporate purposes.

J.P. Morgan Securities LLC, Goldman Sachs Credit Partners L.P. and Merrill Lynch, Pierce, Fenner & Smith LLP acted as joint lead arrangers and joint bookrunners.

The Credit Agreement and associated collateral agreement are attached hereto as Exhibits 10.1 and 10.2 and incorporated herein by reference. The foregoing summary does not purport to be complete and is qualified in its entirety by reference to such exhibits.

Item 1.02               Termination of a Material Definitive Agreement

On February 9, 2012, in connection with the borrowings under the Credit Agreement, the Company repaid in full all outstanding borrowings under the Credit Agreement, dated as of November 10, 2006, as amended from time to time (the “Existing Credit Agreement”), by and among Generac Acquisition Corp., GPS CCMP Merger Corp., Goldman Sachs Credit Partners L.P., as administrative agent, JP Morgan Chase Bank, N.A. as syndication agent, Barclays Bank PLC, as documentation agent, and Goldman Sachs Credit Partners L.P. and J.P. Morgan Securities Inc. as joint lead arrangers and joint bookrunners. A summary of the terms of the Existing Credit Agreement is included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2010 and is incorporated by reference herein.

Item 2.03.              Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01               Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description of Exhibits
10.1

Credit Agreement, dated as of February 9, 2012, among Generac Power Systems, Inc., Generac Acquisition Corp., the lenders party thereto, JPMorgan Chase Bank, N.A., as Administrative Agent, Goldman Sachs Credit Partners L.P. and Merrill Lynch, Pierce, Fenner & Smith LLP, as syndication agents, and RBS Citizens, N.A., PNC Bank, National Association, Mizuho Corporate Bank, Ltd., Sumitomo Mitsui Banking Corporation and Bank of Montreal, as Documentation Agents.

10.2

Guarantee and Collateral Agreement, dated as of February 9, 2012, among Generac Acquisition Corp., Generac Power Systems, Inc., certain subsidiaries of Generac Power Systems, Inc. and JPMorgan Chase Bank, N.A., as Administrative Agent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 10, 2012	GENERAC HOLDINGS INC.

	By:	/s/ York A. Ragen
	Name:	York A. Ragen
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibits
10.1

Credit Agreement, dated as of February 9, 2012, among Generac Power Systems, Inc., Generac Acquisition Corp., the lenders party thereto, JPMorgan Chase Bank, N.A., as Administrative Agent, Goldman Sachs Credit Partners L.P. and Merrill Lynch, Pierce, Fenner & Smith LLP, as syndication agents, and RBS Citizens, N.A., PNC Bank, National Association, Mizuho Corporate Bank, Ltd., Sumitomo Mitsui Banking Corporation and Bank of Montreal, as Documentation Agents.

10.2

Guarantee and Collateral Agreement, dated as of February 9, 2012, among Generac Acquisition Corp., Generac Power Systems, Inc., certain subsidiaries of Generac Power Systems, Inc. and JPMorgan Chase Bank, N.A., as Administrative Agent.